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                                   APPENDIX A

CMG FUND TRUST

      CMG Enhanced S&P 500 Index Fund
      CMG Core Bond Fund
      CMG High Yield Fund
      CMG International Stock Fund
      CMG Large Cap Growth Fund
      CMG Large Cap Value Fund
      CMG Mid Cap Growth Fund
      CMG Mid Cap Value Fund
      CMG Short Term Bond Fund
      CMG Small Cap Fund
      CMG Small Cap Growth Fund
      CMG Small Cap Value Fund
      CMG Small/Mid Cap Fund
      CMG Strategic Equity Fund
      CMG Ultra Short Term Bond Fund

COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

COLONIAL HIGH INCOME MUNICIPAL TRUST

COLONIAL INSURED MUNICIPAL FUND

COLONIAL INTERMARKET INCOME TRUST I

COLONIAL INTERMEDIATE HIGH INCOME FUND

COLONIAL INVESTMENT GRADE MUNI TRUST

COLONIAL MUNICIPAL INCOME TRUST

COLONIAL NEW YORK INSURED MUNICIPAL FUND

COLUMBIA BALANCED FUND, INC.

COLUMBIA REAL ESTATE EQUITY FUND, INC.

COLUMBIA DAILY INCOME COMPANY

COLUMBIA FIXED INCOME SECURITIES FUND, INC.

COLUMBIA HIGH-YIELD FUND, INC.

                                       A-1
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COLUMBIA INTERNATIONAL STOCK FUND, INC.

COLUMBIA MID CAP GROWTH FUND, INC.

COLUMBIA NATIONAL MUNICIPAL BOND FUND, INC.

COLUMBIA OREGON MUNICIPAL BOND FUND, INC.

COLUMBIA SHORT TERM BOND FUND, INC.

COLUMBIA SMALL CAP GROWTH FUND, INC.

COLUMBIA STRATEGIC INVESTOR FUND, INC.

COLUMBIA TECHNOLOGY FUND, INC.

LIBERTY VARIABLE INVESTMENT TRUST

      Colonial Small Cap Value Fund, VS
      Colonial Strategic Income Fund, VS
      Columbia High Yield Fund, VS
      Columbia International Fund, VS
      Liberty Asset Allocation Fund, VS
      Liberty Growth & Income Fund, VS
      Liberty S&P 500 Index Fund, VS
      Liberty Select Value Fund, VS

COLUMBIA FUNDS TRUST I

      Columbia High Yield Opportunity Fund
      Columbia Strategic Income Fund
      Columbia Tax-Managed Growth Fund
      Columbia Tax-Managed Growth Fund II
      Columbia Tax-Managed Value Fund

COLUMBIA FUNDS TRUST II

      Columbia Money Market Fund
      Columbia Newport Greater China Fund

                                       A-2
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COLUMBIA FUNDS TRUST III

      Columbia Corporate Bond Fund
      Columbia Federal Securities Fund
      Columbia Global Equity Fund
      Columbia Intermediate Government Income Fund
      Columbia Liberty Fund
      Columbia Mid Cap Value Fund
      Columbia Quality Plus Bond Fund

COLUMBIA FUNDS TRUST IV

      Columbia Municipal Money Market Fund
      Columbia Tax-Exempt Fund
      Columbia Tax-Exempt Insured Fund
      Columbia Utilities Fund

COLUMBIA FUNDS TRUST V

      Columbia California Tax-Exempt Fund
      Columbia Connecticut Intermediate Municipal Bond Fund Columbia Connecticut Tax-Exempt Fund
      Columbia Florida Intermediate Municipal Bond Fund Columbia Intermediate Tax-Exempt Bond Fund
      Columbia Large Company Index Fund
      Columbia Massachusetts Intermediate Municipal Bond Fund Columbia Massachusetts Tax-Exempt Fund
      Columbia New Jersey Intermediate Municipal Bond Fund Columbia New York Intermediate Municipal Bond Fund Columbia New York Tax-Exempt Fund
      Columbia Pennsylvania Intermediate Municipal Bond Columbia Rhode Island Intermediate Municipal Bond Columbia Small Company Index Fund
      Columbia U.S. Treasury Index Fund

COLUMBIA FUNDS TRUST VI

      Columbia Growth & Income Fund
      Columbia Small Cap Value Fund

COLUMBIA FUNDS TRUST VII

      Columbia Newport Tiger Fund

                                       A-3

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COLUMBIA FUNDS TRUST VIII

      Columbia Income Fund
      Columbia Intermediate Bond Fund

COLUMBIA FUNDS TRUST IX

      Columbia High Yield Municipal Fund
      Columbia Managed Municipals Fund

COLUMBIA FUNDS TRUST XI

      Columbia Asset Allocation Fund
      Columbia Disciplined Value Fund
      Columbia Dividend Income Fund
      Columbia Growth Stock Fund
      Columbia Large Cap Core Fund
      Columbia Large Cap Growth Fund
      Columbia Small Cap Fund
      Columbia Small Company Equity Fund
      Columbia Young Investor Fund

STEIN ROE VARIABLE INVESTMENT TRUST

      Liberty Federal Securities Fund, VS
      Liberty Money Market Fund, VS
      Liberty Small Company Growth Fund, VS
      Columbia Large Cap Growth Fund, VS

                                       A-4
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                                   SCHEDULE D

TRI-PARTY REPO CUSTODIAN BANKS         ACCOUNT NUMBERS